UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RISING DRAGON ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

LETTER TO SHAREHOLDERS OF RISING DRAGON ACQUISITION CORP.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China

Dear Rising Dragon Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Rising Dragon Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Rising Dragon,” “RDAC,” “we,” “us” or “our”), which will be held on May 28, 2026, at 10:00 a.m., Eastern Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):
[*]
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business Rising Dragon will conduct at the Extraordinary General Meeting and provide information about Rising Dragon that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Charter Amendment Proposal — To approve, as a special resolution, the amendment and restatement to Rising Dragon’s Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), to extend the date by which the Company must consummate a business combination (the “Combination Period”) up to additional fifteen (15) times from July 15, 2026 (the “Termination Date”) to October 15, 2027 (the “Extended Date”) (i.e. the end of 36 months from the consummation of its initial public offering (the “IPO”), each by an additional one (1) month (each an “Extension”), by adopting the second amended and restated memorandum and articles of association (the “Second A&R Charter”) in their entirety in place of the Company’s Existing Charter, the form of which is set forth in Annex A hereto. This proposal is referred to as the “Charter Amendment Proposal;”

•        Proposal No. 2 — Trust Agreement Amendment Proposal — To approve the amendment (the “Trust Agreement Amendment”) to Rising Dragon’s investment management trust agreement, dated as of October 10, 2024 and as amended on December 12, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B hereto, to extend the Combination Period up to additional fifteen (15) times from July 15, 2026 to October 15, 2027 by depositing into the Trust Account an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and this Extraordinary General Meeting (the “Monthly Extension Fee”). This proposal is referred to as the “Trust Agreement Amendment Proposal;” and

•        Proposal No. 3 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

Each of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company’s ability to extend the Combination Period beyond the Termination Date is conditioned upon the approval of both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal. For further details about the reasons for the Charter Amendment Proposal and the Trust Agreement Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal,” “Proposal No. 2 — The Trust Agreement Amendment Proposal — Reasons for the Trust Agreement Amendment Proposal”, of this proxy statement.

Rising Dragon entered into an agreement and plan of merger, dated as of January 27, 2025 (as it may be amended from time to time, the “Merger Agreement”), which provides for a Business Combination (the “HZJL Business Combination”) between Rising Dragon and HZJL Cayman Limited, a Cayman Islands exempted company (“HZJL”). Pursuant to the Merger Agreement, the Business Combination will be effected in two steps: (i) Rising Dragon will merge with and into Xpand Boom Technology Inc., a Cayman Islands exempted company and wholly owned subsidiary of Rising Dragon (“PubCo”), with PubCo remaining as the surviving publicly traded entity (the “Reincorporation Merger”), and PubCo as the surviving company after the Reincorporation Merger is hereinafter referred to, after the effective time of the Reincorporation Merger, as the “PubCo” or “Reincorporation Surviving Corporation”; (ii) immediately following the Reincorporation Merger, Xpand Boom Solutions Inc. (“Merger Sub”), a Cayman Islands exempted company and wholly owned subsidiary of PubCo, will be merged with and into HZJL, resulting in HZJL being a wholly owned subsidiary of PubCo (the “Acquisition Merger”). The Merger Agreement is by and among Rising Dragon, PubCo, Merger Sub, HZJL, certain shareholder of HZJL (“Principal Shareholder”) and Bin Xiong, an individual as the representative of Principal Shareholder of HZJL (“Principal Shareholder’ Representative”).

On September 26, 2025, the registration statement on Form F-4 relating to the HZJL Business Combination was declared effective by the Securities and Exchange Commission (“SEC”) (File No. 333-289591).

On November 20, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the HZJL Business Combination, where the shareholders of 5,049,309 ordinary shares voted to approve the HZJL Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, the 5,715,609 ordinary shares tendered for redemptions will be placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the HZJL Business Combination.

On December 12, 2025, the Company held an extraordinary general meeting of the shareholders (the “Extension Meeting”) to amend the Trust Agreement. The Company entered into an amendment dated as of December 12, 2025 to Trust Agreement, to amend Monthly Extension Fee payable by the Sponsor or its affiliates or designees into the Trust Account to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months from the IPO), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the Extension Meeting.

On each of January 14, 2026, February 5, 2026, March 15, 2026, and April 15, 2026, the sponsor deposited the Monthly Extension Fee in the Trust Account to extend the business combination completion window until May 15, 2026.

The Company is currently working diligently with HZJL and the other parties to complete the HZJL Business Combination.

You are not being asked to vote on a Business Combination at this time.

RDAC’s Existing Charter and the Trust Agreement currently provide that the Company has 15 months from the closing of the IPO to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months from the IPO). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $100,000 on or prior to the date of the applicable deadline, for each one-month extension.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company shall have the right to extend the Combination Period from July 15, 2026 (the “Termination Date”) to October 15, 2027 (the “Extended Date”), upon five days’ advance notice prior to the applicable deadline, up to fifteen (15) times for an additional one (1) month each time, by depositing into the Trust Account the Monthly Extension Fee for each one-month extension. The Company’s ability to extend the Combination Period beyond the Termination Date is conditioned upon the approval of both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

RDAC’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek the Charter Amendment Proposal and the Trust Agreement Amendment and have Rising Dragon shareholders approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal to provide the Company more time to consummate a Business Combination. Without the Charter Amendment and the Trust Agreement Amendment, Rising Dragon may not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the Company chooses to extend, the Sponsor or its affiliates or designees will contribute the Monthly Extension Fee to the Company as a loan for the Company to deposit the funds into the Trust Account, upon five days’ advance notice prior to the applicable deadlines, and to extend the Combination Period for an additional one (1) month period each time for up to fifteen (15) times. The loan will bear no interest and will be repayable by the Company to the Sponsor upon consummation of a Business Combination in cash. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate a Business Combination except to the extent of any funds held outside of the Trust Account. If the Board otherwise determines that the Company will not be able to consummate a Business Combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved.

As contemplated by the Existing Charter, the holders of public shares may demand that such shares be redeemed in exchange for a pro rata portion of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses (the “Redemption Price”), calculated as of two business days prior to the Extraordinary General Meeting (the “Redemption”). If so demanded, the Company shall pay any such redeeming shareholders, regardless of whether they are voting for or against the proposals, the Redemption Price, but only in the event that the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved. You may elect to redeem your public shares in connection with the Extraordinary General Meeting.

On [*], 2026, the redemption price per public share was approximately $[*]. The closing price of the ordinary shares on Nasdaq on [*], 2026 was $[*]. Rising Dragon cannot assure shareholders that they will be able to sell their public shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with this Extraordinary General Meeting, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with this Extraordinary General Meeting, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with this Extraordinary General Meeting, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with this Extraordinary General Meeting. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, or the Sponsor or its affiliates or designees decides not to fund the Trust Account to extend the time for us to complete a Business Combination, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote and who vote on such matter.

Approval of the Trust Agreement Amendment Proposal pursuant to the Trust Agreement requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

The Board has fixed the close of business on May 1, 2026 (the “Record Date”) as the date for determining Rising Dragon shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of public shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

Rising Dragon believes that given Rising Dragon’s expenditure of time, effort and money on the Business Combination, it is in the best interests of shareholders that Rising Dragon obtain the approval of the Charter Amendment and the Trust Agreement Amendment. Rising Dragon believes completing a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of Rising Dragon and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Rising Dragon’s directors and officers have interests in the Charter Amendment Proposal, the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Units (both as defined below). See the section entitled “Extraordinary General Meeting of Rising Dragon Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Rising Dragon urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Rising Dragon Acquisition Corp.
Sincerely,
/s/ Lulu Xing
Lulu Xing
Chairman of the Board and Chief Executive Officer
[*], 2026

Your vote is very important.    Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Charter Amendment Proposal requires a special resolution under the Companies Act (As Revised) in the Cayman Islands (the “Companies Act”) and the Existing Charter and, requires the affirmative vote of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Existing Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the proposals. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF RISING DRAGON ACQUISITION CORP.
TO BE HELD ON May 28, 2026

To the Shareholders of Rising Dragon Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Rising Dragon Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Rising Dragon,” “RDAC,” “we,” “us” or “our”), will be held on May 28, 2026, at 10:00 a.m., Eastern Time. The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and in a virtual meeting format.

Meeting Details:

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):
[*]
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting [*] and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless Rising Dragon determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated [*], 2026 and is first being mailed to shareholders on or about that date:

•        Proposal No. 1 — Charter Amendment Proposal — To approve, as a special resolution, the amendment and restatement to Rising Dragon’s Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), to extend the date by which the Company must consummate a business combination (the “Combination Period”) up to additional fifteen (15) times from July 15, 2026 (the “Termination Date”) to October 15, 2027 (the “Extended Date”) (i.e. the end of 36 months from the consummation of its initial public offering (the “IPO”), each by an additional one (1) month (each an “Extension”), by adopting the second amended and restated memorandum and articles of association (the “Second A&R Charter”) in their entirety in place of the Company’s Existing Charter, the form of which is set forth in Annex A hereto. This proposal is referred to as the “Charter Amendment Proposal;”

•        Proposal No. 2 — Trust Agreement Amendment Proposal — To approve the amendment (the “Trust Agreement Amendment”) to Rising Dragon’s investment management trust agreement, dated as of October 10, 2024 and as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B hereto, to extend the Combination Period up to additional fifteen (15) times from July 15, 2026 to October 15, 2027 by depositing into the Trust Account an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and this Extraordinary General Meeting (the “Monthly Extension Fee”). This proposal is referred to as the “Trust Agreement Amendment Proposal;” and

•        Proposal No. 3 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

The purpose of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow RDAC additional time to complete a Business Combination. Rising Dragon entered into a Merger Agreement by and among Rising Dragon, PubCo, Merger Sub, HZJL, certain Principal Shareholder and Bin Xiong, which provides for a Business between Rising Dragon and HZJL. Pursuant to the Merger Agreement, the

Business Combination will be effected in two steps: (i) Rising Dragon will merge with and into PubCo, with PubCo remaining as the surviving publicly traded entity; (ii) immediately following the Reincorporation Merger, Merger Sub will be merged with and into HZJL, resulting in HZJL being a wholly owned subsidiary of PubCo.

On September 26, 2025, the registration statement on Form F-4 relating to the HZJL Business Combination was declared effective by the SEC (File No. 333-289591).

On November 20, 2025, the Company held an extraordinary general meeting of the shareholders (the “Business Combination EGM”) in connection with the HZJL Business Combination, where the shareholders of 5,049,309 ordinary shares voted to approve the HZJL Business Combination and other matters submitted for shareholder approval at the Business Combination EGM. In connection with the Business Combination EGM, the 5,715,609 ordinary shares tendered for redemptions will be placed in a segregated account managed by the transfer agent of the Company to be redeemed and cancelled upon the consummation of the HZJL Business Combination.

On December 12, 2025, the Company held an Extension Meeting to amend the Trust Agreement. The Company entered into an amendment dated as of December 12, 2025 to Trust Agreement, to amend Monthly Extension Fee payable by the Sponsor or its affiliates or designees into the Trust Account to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months from the IPO), from an amount equal to $189,750 ($0.033 per share) to an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the Extension Meeting.

On each of January 14, 2026, February 5, 2026, March 15, 2026 and April 15, 2026, the sponsor deposited the Monthly Extension Fee in the Trust Account to extend the business combination completion window until May 15, 2026.

The Company is currently working diligently with HZJL and the other parties to complete the HZJL Business Combination.

You are not being asked to vote on a Business Combination at this time.

RDAC’s Existing Charter and the Trust Agreement currently provide that the Company has 15 months from the closing of the IPO to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months from the IPO). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $100,000 on or prior to the date of the applicable deadline, for each one month extension.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company shall have the right to extend the Combination Period from July 15, 2026 to October 15, 2027, upon five days’ advance notice prior to the applicable deadline, up to fifteen (15) times for an additional one (1) month each time, by depositing into the Trust Account the Monthly Extension Fee for each one-month extension.

The Board has determined that it is in the best interests of the Company to seek the Charter Amendment Proposal and the Trust Agreement Amendment and have Rising Dragon shareholders approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal to provide the Company more time to consummate a Business Combination. Without the Charter Amendment and the Trust Agreement Amendment, Rising Dragon may not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the Company chooses to extend, the Sponsor or its affiliates or designees will contribute the Monthly Extension Fee to the Company as a loan for the Company to deposit the funds into the Trust Account, upon five days’ advance notice prior to the applicable deadlines, and to extend the Combination Period for an additional one (1) month period each time for up to fifteen (15) times. The loan will bear no interest and will be repayable by the Company to the Sponsor upon consummation of a Business Combination in cash. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate a Business Combination except to the extent of any funds held outside of the Trust Account. If the Board otherwise determines that the Company will not be able to consummate a Business Combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved.

As contemplated by the Existing Charter, the holders of Rising Dragon public shares may demand that such shares be redeemed in exchange for a pro rata portion of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses (the “Redemption Price”), calculated as of two business days prior to the Extraordinary General Meeting (the “Redemption”). If so demanded, the Company shall pay any such redeeming shareholders, regardless of whether they are voting for or against the proposals, the Redemption Price, but only in the event that the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved. You may elect to redeem your public shares in connection with the Extraordinary General Meeting.

On [*], 2026, the redemption price per public share was approximately $[*]. The closing price of the ordinary shares on Nasdaq on [*], 2026 was $[*]. Rising Dragon cannot assure shareholders that they will be able to sell their public shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with this Extraordinary General Meeting, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with this Extraordinary General Meeting, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with this Extraordinary General Meeting, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with this Extraordinary General Meeting. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved or the Sponsor or its affiliates or designees decides not to fund the Trust Account to extend the time for us to complete a Business Combination., we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

To exercise your redemption rights, you must tender your public shares to Rising Dragon’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your public shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the public shares from your account in order to exercise your redemption rights.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote and who vote on such matter.

The approval of the Trust Agreement Amendment Proposal pursuant to the Trust Agreement requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Record holders of ordinary shares at the close of business on May 1, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 5,951,030 issued and outstanding ordinary shares. The holders of Rising Dragon’s rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Rising Dragon urges you to read this material carefully and vote your shares.

This proxy statement is dated [*], 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Rising Dragon Acquisition Corp.
Sincerely,
/s/ Lulu Xing
Lulu Xing
Chairman of the Board and Chief Executive Officer
[*], 2026

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Rising Dragon’s current views with respect to, among other things, Rising Dragon’s capital resources and results of operations. Likewise, Rising Dragon’s financial statements and all of Rising Dragon’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Rising Dragon’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Rising Dragon does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Rising Dragon’s ability to complete a Business Combination;

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the ordinary shares and other securities of Rising Dragon;

•        the use of funds not held in the Trust Account or available to Rising Dragon from interest income on the Trust Account balance.

While forward-looking statements reflect Rising Dragon’s good faith beliefs, they are not guarantees of future performance. Rising Dragon disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Rising Dragon’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Rising Dragon’s final prospectus filed with the SEC on October 11, 2024 in connection with Rising Dragon’s initial public offering, as amended by other reports Rising Dragon filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Rising Dragon (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     Rising Dragon is a blank check company formed under the laws of the Cayman Islands on March 8, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Existing Charter provides for the return of the proceeds from Rising Dragon’s IPO held in trust to the holders of the public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date.

The Existing Charter and the Trust Agreement currently provide that the Company has 15 months from the closing of this offering to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account the Monthly Extension Fee on or prior to the date of the applicable deadline, for each one month extension. If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company shall have the right to extend the Combination Period from July 15, 2026 to October 15, 2027, up to additional fifteen (15) times for an additional one (1) month each time, by depositing into the Trust Account the Monthly Extension Fee for each one-month extension.

The Board has determined that it is in the best interests of the Company to seek the Charter Amendment Proposal and the Trust Agreement Amendment to allow the Company additional time to complete the Business Combination. Without the Charter Amendment Proposal and the Trust Agreement Amendment, Rising Dragon may not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Rising Dragon believes that it is in the best interests of Rising Dragon shareholders to continue Rising Dragon’s existence until the Extended Date, if necessary, in order to allow Rising Dragon additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on May 28, 2026, at 10:00 a.m., Eastern Time at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via live webcast at [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.     What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.     You can attend the Extraordinary General Meeting via the Internet by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     Rising Dragon shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Charter Amendment Proposal — To approve, as a special resolution, the amendment and restatement to the Company’s Existing Charter, to extend the Combination Period up to additional fifteen (15) times from July 15, 2026 to October 15, 2027, each by an additional one (1) month, by adopting the Second A&R Charter in their entirety in place of the Company’s Existing Charter, the form of which is set forth in Annex A hereto. This proposal is referred to as the “Charter Amendment Proposal;”

•        Proposal No. 2 — Trust Agreement Amendment Proposal — To approve the Trust Agreement Amendment, as set forth in Annex B hereto, to extend the Combination Period up to fifteen (15) times from the Termination Date to the Extended Date by depositing into the Trust Account the Monthly Extension Fee. This proposal is referred to as the “Trust Agreement Amendment Proposal;” and

•        Proposal No. 3 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate.

Q.     Are the proposals conditioned on one another?

A.     The Trust Agreement Amendment Proposal and the Charter Amendment Proposal are conditioned upon each other. The Company’s ability to extend the Combination Period beyond the Termination Date is conditioned upon the approval of both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal. The Adjournment Proposal is not conditioned on the Charter Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.     Why is Rising Dragon proposing the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal? Why should I vote “FOR” the proposals?

A.     The purpose of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination. The Company’s ability to extend the Combination Period beyond the Termination Date is conditioned upon the approval of both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company does not complete a Business Combination before the applicable termination date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

The Board believes that it is in the best interests of Rising Dragon shareholders that the Charter Amendment and the Trust Agreement Amendment be obtained so that the Company will have an additional amount of time to consummate a Business Combination. Given the Company’s expenditure of time, effort and money on the Business Combination, it is in the best interests of Rising Dragon shareholders to approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal. The Company believes completing a Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on a Business Combination at this Extraordinary General Meeting. If you want to ensure your public shares are redeemed in the event the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, you should elect to “redeem” your public shares in connection with the Extraordinary General Meeting.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by Rising Dragon shareholders, Rising Dragon may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by Rising Dragon shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     Approval of the Charter Amendment Proposal requires a special resolution under the Companies Act and the Existing Charter and requires the affirmative vote of at least two-thirds of the votes cast by the holders of the ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote and who vote thereon. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the proposals. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the proposals. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding ordinary shares representing a majority of the voting power of all issued and outstanding ordinary shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the proposals.

Q.     How will the initial shareholders vote?

A.     The initial shareholders have advised Rising Dragon that they intend to vote any ordinary shares over which they have voting control, in favor of the three proposals.

The initial shareholders and their respective affiliates are not entitled to redeem any shares they hold in connection with the proposals. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 1,691,875 ordinary shares, representing approximately 28.43% of Rising Dragon’s issued and outstanding shares.

Q.     What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.     If you do not want any of the proposals to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the proposals.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of any vote on the proposals.

Q.     What happens if the Charter Amendment Proposal or the Trust Agreement Amendment Proposal is not approved?

A.     If there are insufficient votes to approve the Charter Amendment Proposal or the Trust Agreement Amendment Proposal, Rising Dragon may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Charter Amendment Proposal or the Trust Agreement Amendment Proposal is not approved and the Company does not complete a Business Combination before the applicable termination date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of Rising Dragon waived their rights to participate in any liquidation distribution with respect to the shares they beneficially own. There will be no distribution from the Trust Account with respect to Rising Dragon’s rights, which will expire worthless in the event Rising Dragon dissolves and liquidates the Trust Account.

Q.     If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A.     If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Rising Dragon will continue to attempt to consummate a Business Combination until July 15, 2026, the Termination Date. The Company shall have the right to extend the Combination Period from July 15, 2026 to October 15, 2027, up to additional fifteen (15) times for one (1) month each time, by depositing into the Trust Account the Monthly Extension Fee for each Extension.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Rising Dragon held by Rising Dragon’s officers, directors, the Sponsor and its affiliates.

Q.     If I elected to redeem my shares in connection with the Business Combination EGM, what happens with my redemption request?

A.     If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with this Extraordinary General Meeting, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time.

However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with this Extraordinary General Meeting to receive pro rata portion of the funds available in the Trust Account at this time, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with this Extraordinary General Meeting, you will be able to vote on a future business combination when it is submitted to shareholders and retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Existing Charter.

Q.     If I had not elected to redeem my shares in connection with the Business Combination EGM, what happens?

A.     If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares now in connection with this Extraordinary General Meeting. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you may not be able to redeem your shares in the future, provided that the HZJL Business Combination is consummated.

In the event that (x) you have not redeemed your shares in connection with the Business Combination EGM, (y) choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, and (z) the HZJL Business Combination is terminated or otherwise not consummated, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on a business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the Existing Charter.

Q.     What if you reverse or withdraw your previous redemption request in connection with the HZJL Business Combination in order to redeem your shares in connection with this Extraordinary General Meeting and we complete the HZJL Business Combination prior to the Extraordinary General Meeting or we do not hold the Extraordinary General Meeting?

A.     As provided elsewhere in the proxy statement, if you have elected to redeem your shares in connection with the Business Combination EGM previously but wish to redeem your shares now in connection with this Extraordinary General Meeting, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

However, there is no assurance that we will hold the Extraordinary General Meeting and implement the proposals, if, for example, we consummate the HZJL Business Combination prior to the Extraordinary General Meeting.

Therefore, depending on the timing and sequence of the events:

If we consummate the HZJL Business Combination prior to this Extraordinary General Meeting, the Extraordinary General Meeting and the proposals will not be implemented:

•        Any redemption request originally submitted in connection with the HZJL Business Combination will automatically be redeemed in connection with the consummation of the HZJL Business Combination. Even if you have reversed or withdrawn such request in order to redeem in connection with this Extraordinary General Meeting, your redemption request tendered in connection with the HZJL Business Combination will still be processed.

•        Any public shares not originally tendered for redemptions in connection with the HZJL Business Combination will not be redeemed and will be cancelled and exchanged into such PubCo ordinary shares as contemplated under the Business Combination Agreement.

If we do not consummate the HZJL Business Combination prior to this Extraordinary General Meeting and do not hold the Extraordinary General Meeting and implement the proposals on or before the Termination Date:

•        The Company still has the right to extend the Combination Period, each by an additional one month (for a total of up to 21 months), until July 15, 2026. In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $100,000 on or prior to the date of the applicable deadline, for each one-month extension. If the Sponsor or its affiliates decides not to fund the Trust Account to extend the Combination Period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Extraordinary General Meeting is organized and the proposals are implemented, irrespective of when or whether the HZJL Business Combination is consummated:

•        Any redemption request submitted in connection with this Extraordinary General Meeting (including any redemption request submitted after reversal/withdrawal of previous redemptions tendered in connection with the HZJL Business Combination) will be effectuated and executed following this Extraordinary General Meeting.

•        Any redemption requests originally submitted in connection with the HZJL Business Combination and not reversed or withdrawn in connection with this Extraordinary General Meeting will remain outstanding, pending the consummation of the HZJL Business Combination.

•        Any public shares not tendered for redemptions in connection with the HZJL Business Combination or in connection with this Extraordinary General Meeting will not be redeemed, and will be cancelled and exchanged into such PubCo ordinary shares if we complete the HZJL Business Combination, or redeemed if we cannot complete a business combination timely and cease all operations.

Q.     Do I need to request that my shares be redeemed regardless of whether I vote for or against the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     Yes. Whether you vote for or against the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your public shares.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote at any time before your proxy is voted at the Extraordinary General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Extraordinary General Meeting in person by virtual attendance and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Extraordinary General Meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

ADVANTAGE PROXY, INC.

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Q.     How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Approval of the Charter Amendment Proposal requires a special resolution and requires the affirmative vote of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote and who vote on such matter. The approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the ordinary shares and the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the proposals.

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Rising Dragon believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the proposals.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     Shareholders representing a majority of the issued and outstanding ordinary shares as of the record date and entitled to vote at the Extraordinary General Meeting must be present in person or represented by proxy in order to hold the Extraordinary General Meeting and conduct business. This is called a quorum. Ordinary shares will be counted for purposes of determining if there is a quorum if the shareholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card or voting instructions through a broker, bank or custodian. If a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the Extraordinary General Meeting will be adjourned to the same day in the next week at the same time and place or to such other time and place as the directors may determine. And if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall be a quorum.

Q.     What do I need to do now?

A.     Rising Dragon urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and consider how the proposals will affect you as a Rising Dragon shareholder. You should vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.     How can I vote?

A.     If you were a holder of record of ordinary shares on May 1, 2026, the Record Date, you may vote with respect to the proposals in person by virtual attendance at the Extraordinary General Meeting, or by submitting a proxy by mail so that it is received prior to 5:00 p.m., New York Time, on May 27, 2026, in accordance with the instructions provided to you under the section titled “The Extraordinary General Meeting.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person by virtual attendance, obtain a proxy from your broker, bank or nominee.

Q.     Do I need to attend the Extraordinary General Meeting to vote my shares?

A.     No. You are invited to attend the Extraordinary General Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Extraordinary General Meeting to vote your ordinary shares. Instead, you may submit your proxy by signing, dating and returning the applicable enclosed proxy card in the pre-addressed postage paid envelope. Your vote is important. Rising Dragon encourages you to vote as soon as possible after carefully reading this proxy statement/prospectus.

Q.     Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, the Board has determined that the proposals are in the best interests of Rising Dragon and its shareholders. The Board unanimously recommends that Rising Dragon shareholders vote “FOR” these proposals.

Q.     What interests do Rising Dragon’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal?

A.     Rising Dragon’s directors and officers have interests in the Charter Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the securities of Rising Dragon it owns. See the section entitled “Extraordinary General Meeting of Rising Dragon Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal or the Trust Agreement Amendment Proposal?

A.     No. There are no appraisal rights available to Rising Dragon shareholders in connection with the Charter Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.     If I own a public right, can I exercise redemption rights with respect to my public rights?

A.     No. The holders of public rights issued in connection with the Company’s IPO have no redemption rights with respect to such public rights.

Q.     If I am a unit holder, can I exercise redemption rights with respect to my units?

A.     No. Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one frill business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.     How do I exercise my redemption rights?

A.     If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern Time on May 26, 2026 (two business days before the Extraordinary General Meeting), that Rising Dragon redeem your shares for cash, and (ii) submit your request in writing to Rising Dragon’s transfer agent, at the address listed at the end of this section and deliver your shares to Rising Dragon’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system) at least two business days prior to the vote at the Extraordinary General Meeting.

Any corrected or changed written demand of redemption rights must be received by Rising Dragon’s transfer agent two business days prior to the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two business days prior to the vote at the Extraordinary General Meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of ordinary shares as of the record date. Any public shareholder who holds ordinary share on or before May 26, 2026 (two (2) business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata portion of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Q.     What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Rising Dragon shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     Rising Dragon will pay the cost of soliciting proxies for the Extraordinary General Meeting. Rising Dragon has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Rising Dragon Acquisition Corp.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China
Attention: Wenyi Shen — Chief Financial Officer
Email: woody.shen@hywincapital.cn

You may also contact the proxy solicitor for Rising Dragon at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

To obtain timely delivery, Rising Dragon shareholders must request the materials no later than May 20, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Rising Dragon from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your public shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on May 26, 2026 (two (2) business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your public shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF RISING DRAGON SHAREHOLDERS

This proxy statement is being provided to Rising Dragon shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Rising Dragon shareholders to be held on May 28, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May [*], 2026 to all shareholders of record of Rising Dragon as of May 1, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned ordinary shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on May 28, 2026 at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via live webcast by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Rising Dragon shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Charter Amendment Proposal — To approve, as a special resolution, the amendment and restatement to Rising Dragon’s Existing Charter, to extend the Combination Period up to fifteen (15) times from July 15, 2026 to October 15, 2027, each by an additional one (1) month, by adopting the Second A&R Charter in their entirety in place of the Company’s Existing Charter, the form of which is set forth in Annex A hereto. This proposal is referred to as the “Charter Amendment Proposal;”

•        Proposal No. 2 — Trust Agreement Amendment Proposal — To approve the Trust Agreement Amendment, as set forth in Annex B hereto, to extend the Combination Period up to fifteen (15) times from July 15, 2026 to October 15, 2027 by depositing into the Trust Account Monthly Extension Fee for each Extension. This proposal is referred to as the “Trust Agreement Amendment Proposal;” and

•        Proposal No. 3 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate.

Voting Power; Record Date

As a shareholder of Rising Dragon, you have a right to vote on certain matters affecting Rising Dragon. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own ordinary shares at the close of business on May 1, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each ordinary share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 5,951,030 ordinary shares issued and outstanding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

A quorum of Rising Dragon shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if a majority of the issued and outstanding ordinary shares of Rising Dragon as of the record date present in person by virtual attendance or represented by proxy and entitled to vote at the Extraordinary General Meeting. A Rising Dragon shareholder present in person by virtual attendance or represented by proxy and abstaining from voting at the Extraordinary General Meeting will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote and who vote on such matter. The approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposals.

It is possible that Rising Dragon will not be able to complete its Business Combination on or before the Termination Date, or by the Extended Date if the Trust Agreement Amendment Proposal is approved. If Rising Dragon fails to complete its initial business combination (i) on or before the Termination Date, and it does not choose to extend the Combination Period pursuant to the Existing Charter and the Trust Agreement, or (ii) by the Extended Date if the Charter Amendment Proposal and the Trust Agreement Amendment are approved, Rising Dragon will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of public shares.

Voting Your Shares — Shareholders of Record

Each ordinary share that you own in your name entitles you to one vote for each proposal on which such shares are entitled to vote at the Extraordinary General Meeting. Your proxy card shows the number of ordinary shares that you own.

There are two ways to ensure that your ordinary shares are voted at the Extraordinary General Meeting:

•        You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the Board “FOR” the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal. Votes received after a matter has been voted upon at the Extraordinary General Meeting will not be counted.

•        You can attend the Extraordinary General Meeting by virtual attendance and vote during the meeting even if you have previously voted by submitting a proxy as described above. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE CHARTER AMENDMENT PROPOSAL, THE TRUST AGREEMENT AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. IN ORDER TO REDEEM YOUR SHARES, YOU MUST TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES FOR REDEMPTION BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE TENDERED SHARES WILL

NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO THE APPLICABLE SHAREHOLDER. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares, and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Rising Dragon. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC
Attn: Mark Zimkind
1 State Street, 30th Floor
New York, NY 10004

You will receive a confirmation of your registration by email after Rising Dragon receives your registration materials. You may attend the Extraordinary General Meeting by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Rising Dragon encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, on May 28, 2026 at 10:00 a.m. Eastern Time and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting [*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        if you are a record holder, you may notify our proxy solicitor, Advantage Proxy, Inc., in writing before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Extraordinary General Meeting by virtual attendance, revoke your proxy, and vote during the meeting, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Advantage Proxy, Inc., Rising Dragon’s proxy solicitor, with individual call toll-free at 1-877-870-8565 and banks and brokers call at 1-206-870-8565; Email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the Charter Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the approval of the Charter Amendment Proposal and the Trust Agreement Amendment Proposal, each holder of public shares may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your public shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        if you hold units, separate the underlying public shares, and public rights;

•        on or before 5:00 p.m., Eastern Time, on May 26, 2026 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that Rising Dragon redeem your public shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Trust Agreement Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a public share by holders of public shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of [*], 2026. Prior to their exercising Redemption rights, Rising Dragon shareholders should verify the market price of the public shares, as shareholders may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your public shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your Redemption rights, your public shares will cease to be outstanding and will only represent the right to receive a pro rata portion of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Rising Dragon, if any. You will be entitled to receive cash for your public shares only if you properly and timely demand redemption.

If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company does not complete a Business Combination before the Termination Date, Rising Dragon will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of public shares and all of Rising Dragon’s rights will expire worthless.

Your right to redeem in connection with this Extraordinary General Meeting does not affect the right of shareholders to elect to redeem their public shares in connection with a Business Combination, which is a separate and additional redemption right available to Rising Dragon shareholders.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with this Extraordinary General Meeting, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with this Extraordinary General Meeting, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with this Extraordinary General Meeting, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with this Extraordinary General Meeting. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

Appraisal Rights

There are no appraisal rights available to Rising Dragon shareholders in connection with the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made by telephone or in person. Rising Dragon and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement/prospectus and proxy card. Advantage Proxy, Inc., a proxy solicitation firm that Rising Dragon has engaged to assist it in soliciting proxies, will be paid its customary fee and be reimbursed out-of-pocket expenses.

Rising Dragon will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Rising Dragon will reimburse them for their reasonable expenses.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•        If the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, Rising Dragon still has the right to extend the Business Combination Period by two times, for one month each time, to July 15, 2026 (i.e., 21 months from the consummation of the IPO) by depositing into the Trust Account $100,000 on or prior to the date of the applicable deadline, for each one month extension.

•        If Rising Dragon is not able to complete a business combination on time, it will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Rising Dragon public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the 1,437,500 founder shares (the “Founder Shares”) held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[*] million based upon the closing price of $[*] per share on Nasdaq on [*], 2026.

•        Simultaneously with the consummation of the IPO, Rising Dragon consummated the private sale of 254,375 private units (the “Private Units”) to the Sponsor at a price of $10.00 per unit, for an aggregate purchase price of $2,543,750. Each Private Unit is identical to the public units sold in IPO. Such Private Units have an aggregate market value of approximately $[*] million based upon the closing per unit price of $[*] on Nasdaq on [*], 2026. The Private Units, including the underlying securities, will become worthless if Rising Dragon does not consummate a business combination by the Termination Date (or the Extended Date if extended).

•        The Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, Sponsor purchased 1,437,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.017 per share.

•        The Sponsor paid an aggregate of $2,568,750 to purchase the Founder Shares and Private Units. If Rising Dragon is unable to complete a Business Combination within the required time period, the value of the Founder Shares and the Private Units, comprised of (a) $[*] million representing the market value of Founder Shares, and (b) $[*] million representing the market value of Private Units, would be lost. Certain Rising Dragon directors and executive officers have indirect economic interests in the Private Units and in the Founder Shares.

•        The Sponsor has agreed not to redeem any ordinary shares, held by it in connection with a shareholder vote to approve a Business Combination or a vote to amend the provisions of the Existing Charter relating to shareholders’ rights.

•        The Sponsor and Rising Dragon’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Rising Dragon fails to complete a Business Combination by the Termination Date (or the Extended Date if extended).

•        The continued indemnification of current directors and officers of Rising Dragon and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Charter Amendment Proposal and the Trust Agreement Amendment Proposal are approved and Rising Dragon consummates a Business Combination, the officers and directors of Rising Dragon may have additional interests as described in the proxy statement/prospectus for the HZJL Business Combination.

Certain Risks

There are no assurances that the Charter Amendment Proposal and the Trust Agreement Amendment will enable us to complete the Business Combination.

Even if the Charter Amendment Proposal and the Trust Agreement Amendment are approved, we can provide no assurances that the Sponsor will fund the Trust Account to extend the Combination Period, and a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendment Proposal and the Trust Agreement Amendment Proposal, and we will also be required to offer shareholders redemption rights in connection with any shareholder vote to approve the initial business combination. Even if the Charter Amendment and the Trust Agreement Amendment are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with this Extraordinary General Meeting and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our units, shares and rights following such a transaction, and our rights would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete a Business Combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

The sponsor, Aurora Beacon LLC, a Cayman Islands limited liability company’s ultimate beneficial owner is a citizen and a resident of the PRC. Our Chief Executive Officer and Chairman, Chief Financial Officer and two of our independent directors are residents and citizens of China. One executive director is a citizen and resident of China, and one of our independent directors is a citizen and resident of Taiwan. Most of our management and board of directors are not U.S. citizens. Therefore, we may be considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’ regulations. As such, a Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete our Business Combination by the Termination Date, because the review process drags on beyond such timeframe or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[*] per share (including interest not previously released to Rising Dragon to pay its taxes), without taking into account any interest earned after [*], 2026 and our rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If our initial business combination involves a company organized under the laws of a state of the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our ordinary shares after or in connection with such initial business combination.

On August 16, 2022, the IRA became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to stock repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, only limited guidance has been issued to date.

As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our ordinary shares, including redemptions related to extension votes, a business combination in which we remain a Cayman Islands exempted company or otherwise (absent any regulations and other additional guidance that may be issued in the future with retroactive effect). Even in the event such a tax was to be imposed, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax.

However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and, because our securities are trading on the Nasdaq, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions related to extension votes or in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the U.S. Department of the Treasury that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the excise tax as a result of redemptions in connection with the initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. If we are not able to consummate a Business Combination within this time period, our securities are likely be subject to delisting.

Nasdaq Listing Rule IM-5101-2(b) (the “36-month Rule”), requires that we complete a business combination no later than 36 months after our IPO, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the 36-month Rule. Given that our IPO registration statement on Form S-1 became effective on October 10, 2024, we will meet the 36-month deadline on October 10, 2027. If the Company is not able tom complete a business combination within 36 months of the effectiveness of our IPO registration statement, Nasdaq will determine that we are not in compliance with the 36-month Rule and our securities will be suspended from trading on Nasdaq and ultimately delisted from Nasdaq. For the avoidance of doubt, any Extended Date beyond October 10, 2027 would not comply with Nasdaq Listing Rule IM-5101-2 and result in our delisting.

If our securities are delisted from trading on Nasdaq, we expect such securities to be quoted on an over-the-counter market. In this over-the-counter market, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, if our securities are no longer listed on Nasdaq, our securities will no longer be considered “covered securities” for the purpose of The National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Therefore, our securities will be subject to regulation in each state in which we offer our securities.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

The Existing Charter and the Trust Agreement currently provide that the Company has 15 months from the IPO to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $100,000 on or prior to the date of the applicable deadline, for each one-month extension.

The Company is proposing to amend and restate, by special resolution, its Existing Charter to extend the Combination Period to the Extended Date so as to give the Company additional time to complete a Business Combination by adopting the second amended and restated memorandum and articles of association. The complete text of the proposed second amended and restated memorandum and articles of association is attached to this proxy statement as Annex A.

Reasons for the Charter Amendment

The Company has determined that there will not be sufficient time before July 15, 2026 to consummate a Business Combination. The Existing Charter and the Trust Agreement currently provide that the Company has 15 months from the closing of the IPO to consummate a Business Combination. The Company has the right to extend the Combination Period up to six times, each by an additional one month (for a total of up to 21 months to complete a business combination). In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $100,000 on or prior to the date of the applicable deadline, for each one-month extension. On each of January 14, 2026, February 5, 2026, March 15, 2026 and April 15, 2026, the sponsor deposited the Monthly Extension Fee in the Trust Account to extend the business combination completion window until May 15, 2026. The Company has the right to further extend the Combination Period two additional times, through July 15, 2026.

If the Charter Amendment Proposal is approved, the Company shall have the right to extend the Combination Period from July 15, 2026, the Termination Date, to October 15, 2027 (36 months from the closing of the IPO). The Charter Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. The Company’s ability to extend the Combination Period beyond the Termination Date is conditioned upon the approval of both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

The Company believes that it is in the best interests of RDAC shareholders that the Company obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

If the Charter Amendment Is Not Approved

If the Charter Amendment is not approved, Rising Dragon still has the right to extend the Combination Period by two (2) times for an additional one (1) month each time from May 15, 2026 up to July 15, 2026 (i.e., 21 months from the consummation of the IPO) by depositing into the Trust Account $100,000 on or prior to the date of the applicable deadline, for each one month extension. The Sponsor or its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Charter Amendment Proposal is not approved and the Company fails to complete a Business Combination prior to the applicable termination date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Charter Amendment Is Approved

If the Charter Amendment Proposal is approved, the Company shall have the right to extend the Combination Period from July 15, 2026 up to October 15, 2027, up to fifteen (15) times for an additional one (1) month each time by depositing into the Trust Account the Monthly Extension Fee. The Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the applicable termination date. The Company will then continue to attempt to consummate a Business Combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate a Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

The approval of the Charter Amendment Proposal requires a special resolution, being the affirmative vote of at least two-thirds (2/3) majority of votes the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote and who vote on such matter. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Charter Amendment Proposal.

Our Board will abandon and not implement the Charter Amendment Proposal unless our shareholders approve both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Redemption Rights

In connection with the Charter Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment and the Trust Agreement Amendment, each public shareholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        if you hold units, separate the underlying public shares and public rights;

•        on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that Rising Dragon redeem your public shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposals at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a public share by Rising Dragon’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of [*], 2026. Prior to their exercising redemption rights, Rising Dragon shareholders should verify the market price of the public shares, as shareholders may receive higher proceeds from the sale of their shares of public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your public shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your redemption rights, your public shares will cease to be outstanding and will only represent the right to receive a pro rata portion of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Rising Dragon, if any. You will be entitled to receive cash for your public shares only if you properly and timely demand redemption.

If you have elected to redeem your shares in connection with the Business Combination EGM, unless you wish to exercise your redemption right in connection with this Extraordinary General Meeting, you do not have to do anything. Your shares have been segregated to a separate account maintained by our transfer agent and will be redeemed and cancelled upon the consummation of the HZJL Business Combination. Upon the consummation of the HZJL Business Combination, you will receive pro rata portion of the funds available in the Trust Account at that time. However, if you have elected to redeem your shares in connection with the Business Combination EGM but wish to redeem your shares now in connection with this Extraordinary General Meeting, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary General Meeting.

In the event that you have elected to redeem your shares in connection with the Business Combination EGM but the Merger Agreement is terminated or that the HZJL Business Combination is not consummated, and you have not redeemed your shares in connection with this Extraordinary General Meeting, you will retain the right to vote on any proposed business combination in the future when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. If you have not elected to redeem your shares in connection with the Business Combination EGM, you have the option to redeem your shares in connection with this Extraordinary General Meeting. However, if you have not elected to redeem your shares in connection with the Business Combination EGM and you choose not exercise your redemption rights now in connection with this Extraordinary General Meeting, you will not be able to redeem your public shares in the future, if the HZJL Business Combination is consummated prior to the Termination Date (or the Extended Date). If the HZJL Business Combination is terminated or otherwise not consummated, or if we submit any proposed business combination in the future, you will retain your right to vote on such matters when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the applicable deadline.

Depending on the timing and sequence of the events:

If we consummate the HZJL Business Combination prior to this Extraordinary General Meeting, the Extraordinary General Meeting and the proposals will not be implemented:

•        Any redemption request originally submitted in connection with the HZJL Business Combination will automatically be redeemed in connection with the consummation of the HZJL Business Combination. Even if you have reversed or withdrawn such request in order to redeem in connection with this Extraordinary General Meeting, your redemption request tendered in connection with the HZJL Business Combination will still be processed.

•        Any public shares not originally tendered for redemptions in connection with the HZJL Business Combination will not be redeemed and will be cancelled and exchanged into such PubCo ordinary shares as contemplated under the Business Combination Agreement.

If we do not consummate the HZJL Business Combination prior to this Extraordinary General Meeting and do not hold the Extraordinary General Meeting and implement the proposals on or before the Termination Date:

•        The Company still has the right to extend the Combination Period two times, each by an additional one month (for a total of up to 21 months), until July 15, 2026. In order to extend the Combination Period, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $100,000 on or prior to the date of the applicable deadline, for each one-month extension. If the Sponsor or its affiliates decides not to fund the Trust Account to extend the Combination Period, or if the Company fails to complete a Business Combination prior to the Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Extraordinary General Meeting is organized and the proposals are implemented, irrespective of when or whether the HZJL Business Combination is consummated:

•        Any redemption request submitted in connection with this Extraordinary General Meeting (including any redemption request submitted after reversal/withdrawal of previous redemptions tendered in connection with the HZJL Business Combination) will be effectuated and executed following this Extraordinary General Meeting.

•        Any redemption requests originally submitted in connection with the HZJL Business Combination and not reversed or withdrawn in connection with this Extraordinary General Meeting will remain outstanding, pending the consummation of the HZJL Business Combination.

•        Any public shares not tendered for redemptions in connection with the HZJL Business Combination or in connection with this Extraordinary General Meeting will not be redeemed, and will be cancelled and exchanged into such PubCo ordinary shares if we complete the HZJL Business Combination, or redeemed if we cannot complete a business combination timely and cease all operations.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Charter Amendment Proposal is as follows:

“RESOLVED, AS A SPECIAL RESOLUTION, THAT, the amendment and restatement to the Company’s Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), to extend the date by which the Company must consummate a business combination up to additional fifteen (15) times from July 15, 2026 to October 15, 2027 (i.e. the end of 36 months from the consummation of its initial public offering, each by an additional one (1) month, by adopting the second amended and restated memorandum and articles of association in their entirety in place of the Existing Charter, the form of which is set forth in Annex A hereto, be approved.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT RISING DRAGON SHAREHOLDERS VOTE
“FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Trust Agreement to extend the Combination Period from July 15, 2026 to October 15, 2027 up to fifteen (15) times, by depositing into the Trust Account, for each one-month Extension, an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and this Extraordinary General Meeting. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

Under the Trust Agreement Amendment Proposal, the Company is seeking the approval of its shareholders to reduce the amount it must deposit into the Trust Account to be equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and the vote on the Trust Agreement Amendment Proposal.

The Board believes that the approval of the Trust Agreement Amendment Proposal will allow the Company additional time to complete the Business Combination.

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Trust Agreement Amendment Proposal is fair to, and in the best interests of, Rising Dragon and its shareholders. The Board has approved and declared advisable adoption of the Trust Agreement Amendment Proposal and recommends that you vote “FOR” such adoption.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, Rising Dragon still has the right to extend the Business Combination Period by two times for an additional one month each time from July 15, 2026 up to July 15, 2026 (i.e., 21 months from the consummation of the IPO) by depositing into the Trust Account $100,000 on or prior to the date of the applicable deadline, for each one month extension. The Sponsor or its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Proposal is not approved and Company fails to complete a Business Combination by the applicable termination date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Trust Agreement Amendment Is Approved

If the Trust Agreement Amendment Proposal is approved, the Company shall have the right to extend the Combination Period from July 15, 2026 up to October 15, 2027, up to fifteen (15) times for an additional one (1) month each time by depositing into the Trust Account the Monthly Extension Fee. The Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the applicable termination date. The Company will then continue to attempt to consummate a Business

Combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate a Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least fifty percent (50%) of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Extraordinary General Meeting will be required to approve the Trust Agreement Amendment Proposal.

Our Board will abandon and not implement Trust Agreement Amendment Proposal unless our shareholders approve both the Charter Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED THAT the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to extend the Combination Period from July 15, 2026 to October 15, 2027, up to fifteen (15) times, by depositing into the Trust Account on or prior to the date of the applicable deadline, for each one-month Extension, an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and this Extraordinary General Meeting.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT RISING DRAGON SHAREHOLDERS VOTE
“FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Rising Dragon shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT RISING DRAGON SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF RISING DRAGON AND CERTAIN INFORMATION ABOUT RISING DRAGON

General

Rising Dragon is a blank check company incorporated on March 8, 2024, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On October 15, 2024, Rising Dragon consummated the IPO of 5,750,000 units, at $10.00 per unit, generating gross proceeds of $57,500,000. Simultaneously with the closing of the IPO, Rising Dragon consummated the sale of 254,375 Private Units at a price of $10.00 per unit in a private placement to the Sponsor, generating gross proceeds of $2,543,750. In addition, Rising Dragon granted 57,500 ordinary shares to the representative of the underwriters at the closing of the IPO. After deducting the underwriting discounts, offering expenses, and commissions from the IPO and the sale of the Private Units, a total of $57,787,500 was deposited into a trust account established for the benefit of Rising Dragon’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Private Units are identical to the units sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the registration statement) until 30 days after the completion of Rising Dragon’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of May 1, 2026 the number of ordinary shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of ordinary shares (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of May 1, 2026, we had 5,951,030 ordinary shares issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon conversion of rights, as the rights are not convertible within 60 days of May 1, 2026.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares(2)
Aurora Beacon LLC(3)	1,691,875	28.43%
Lulu Xing(3)	1,691,875	28.43%
Wenyi Shen	—	—
Xiaomin Pang	—	—
Kun-Lin Liu	—	—
Yucan Zhang	—	—
Chengming Dou	—	—
All directors and executive officers as a group (6 individuals)	1,691,875	28.43	%(3)
Barclays PLC(4)	398,125	6.70%
Kerry Propper/Antonio Ruiz-Gimenez(5)	495,000	8.32%
Polar Asset Management Partners Inc.(6)	500,000	8.40%
AQR Capital Management, LLC(7)	351,804	5.91%
TD Securities (USA) LLC(8)	318,777	5.36%
Karpus Management, Inc.(9)	736,550	12.38%
RiverNorth Capital Management, LLC(10)	495,000	8.32%

____________

(1)      Unless otherwise indicated, the business address of each of the individuals is No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China.

(2)      All percentages are approximate and are based upon a total of 5,951,030 ordinary shares outstanding (inclusive of shares included in our units) as of May 1, 2026.

(3)      Aurora Beacon LLC is the record holder of the shares reported herein. Aurora Beacon LLC is controlled by Mr. Lulu Xing, its sole director. By virtue of this relationship, Mr. Lulu Xing may be deemed to share beneficial ownership of the securities held of record by the Sponsor.

(4)      Pursuant to the schedule 13G filed by the reporting person on March 21, 2025. The address for the reporting person is 1 Churchill Place, London — E14 5HP.

(5)      Pursuant to the schedule 13G filed by the reporting persons on February 14, 2025. The address for the reporting person is 1 Pennsylvania Plaza, 48th Floor New York, New York 10119. The RDAC Ordinary Shares reported therein are held by (1) one or more private funds managed by ATW SPAC Management LLC (“ATW SPAC”), which has been delegated exclusive authority to vote and/or direct the disposition of certain Shares and (2) a private fund, SZOP Multistrat LP, managed by SZOP Multistrat Management LLC (“SZOP”). SZOP and ATW SPAC are registered investment advisers whose managing members are Kerry Propper and Antonio Ruiz-Gimenez.

(6)      Pursuant to the schedule 13G filed by the reporting person on February 14, 2025. The address for the reporting person is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(7)      Pursuant to the schedule 13G filed jointly by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC, and AQR Arbitrage, LLC on May 15, 2025. The address for the reporting persons is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. AQR Arbitrage, LLC is deemed to be controlled by AQR Capital Management, LLC.

(8)      Pursuant to the schedule 13G filed jointly by TD Securities (USA) LLC (“TDS”), Toronto Dominion Holdings (U.S.A.), Inc. (“TDH”), TD Group US Holdings LLC’s (“TD GUS”), and Toronto Dominion Bank’s (“TD Bank”) on August 12, 2025. TDS’s principal office and TDH’s principal office is One Vanderbilt Avenue, New York, New York 10017. The address of TD GUS principal office is 251 Little Falls Drive, Wellington, Delaware 19808. The address of TD Bank principal office is Toronto-Dominion Centre, 66 Wellington Street West, 12th Floor, TD Tower, Toronto, Ontario, Canada M5K 1A2. TDS has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of these shares. TDH is the sole owner of TDS. TD GUS is the sole owner of TDH. TD Bank is the sole owner of TD GUS. TD Bank, TDH, and TD GUS may be deemed to hold an indirect interest in the shares reported herein by virtue of their ownership of TDS.

(9)      Pursuant to the schedule 13G filed by the holder on February 13, 2026. The holder’s address is 183 Sully’s Trail, Pittsford, New York 14534.

(10)    Pursuant to the schedule 13G filed by the holder on August 14, 2025. The holder’s address is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.

HOUSEHOLDING INFORMATION

Unless Rising Dragon has received contrary instructions, Rising Dragon may send a single copy of this proxy statement to any household at which two or more shareholders reside if Rising Dragon believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Rising Dragon’s expenses. However, if shareholders prefer to receive multiple sets of Rising Dragon’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Rising Dragon’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact Rising Dragon at the following address and e-mail address:

Rising Dragon Acquisition Corp.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China
Attention: Wenyi Shen — Chief Financial Officer
Email: woody.shen@hywincapital.cn

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Rising Dragon files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Rising Dragon’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Rising Dragon’s filings with the SEC (excluding exhibits) at no cost by contacting Rising Dragon at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Rising Dragon’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Rising Dragon at the following address and e-mail address:

Rising Dragon Acquisition Corp.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China
Attention: Wenyi Shen — Chief Financial Officer
Email: woody.shen@hywincapital.cn

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Rising Dragon’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Tel: 206-870-8565 or
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Rising Dragon’s shareholder and would like to request documents, please do so by May 20, 2026, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Rising Dragon, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

Rising Dragon Acquisition Corp.

(adopted by special resolution dated [28 mAY] 2026 and effective on [28 mAY] 2026)

Annex A-1

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

Rising Dragon Acquisition Corp.

(adopted by special resolution dated [28 mAY] 2026 and effective on [28 mAY] 2026)

1            The name of the Company is Rising Dragon Acquisition Corp..

2            The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3            The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4            The liability of each Member is limited to the amount unpaid on such Member’s shares.

5            The share capital of the Company is US$5,550 divided into 55,000,000 ordinary shares of a par value of US$0.0001 each and 500,000 preference shares of a par value of US$0.0001 each.

6            The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7            Capitalised terms that are not defined in this Second Amended and Restated Memorandum of Association bear the respective meanings given to them in the Second Amended and Restated Articles of Association of the Company.

Annex A-2

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

Rising Dragon Acquisition Corp.

(adopted by special resolution dated [28 mAY] 2026 and effective on [28 mAY] 2026)

1            Interpretation

1.1         In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”

means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these second amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”

means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on The NASDAQ Capital Market, must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

Annex A-3

“Clearing House”

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including The NASDAQ Capital Market.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Exchange Act”

means the United States Securities Exchange Act of 1934, as amended, or any similar United States federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the second amended and restated memorandum of association of the Company.
“Nominating Committee”	means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”

means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Ordinary Share”	means an ordinary share of a par value of US$0.0001 in the share capital of the Company.

Annex A-4

“Over-Allotment Option”

means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means an Ordinary Share issued as part of the units (as described in the Articles) issued in the IPO.
“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means an Ordinary or a Preference Share and includes any class or series, and a fraction, of a share in the Company.
“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Aurora Beacon LLC, a Cayman Islands limited liability company, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”

means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of securities simultaneously with the closing date of the IPO or otherwise, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

Annex A-5

1.2         In the Articles:

(a)         words importing the singular number include the plural number and vice versa;

(b)         words importing the masculine gender include the feminine gender;

(c)         words importing persons include corporations as well as any other legal or natural person;

(d)         “written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)         “shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)          references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)         any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)         the term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)          headings are inserted for reference only and shall be ignored in construing the Articles;

(j)          any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)         any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)          sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)        the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)         the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2            Commencement of Business

2.1         The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2         The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3            Issue of Shares and other Securities

3.1         Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares in separate classes and/or series (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.

3.2         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class or series of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

Annex A-6

3.3         The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class or series of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4         The Company shall not issue Shares to bearer.

3.5         On or before the allotment of any Share, the Directors shall resolve the class and/or series to which such Share shall be classified and may, prior to the issue of any Share, reclassify such Share. Each class and/or series shall be specifically identified. Subject to the Statute and the Articles, the Directors may at any time re-name any Share.

4            Register of Members

4.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2         The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5            Closing Register of Members or Fixing Record Date

5.1         For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2         In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3         If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6            Certificates for Shares

6.1         A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

Annex A-7

6.2         The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3         If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4         Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5         Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7            Transfer of Shares

7.1         Subject to the terms of the Articles, any Member may transfer all or any of their Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2         The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8            Redemption, Repurchase and Surrender of Shares

8.1         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)         Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)         Ordinary Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration on a pro-rata basis to the extent that the Over-Allotment Option is not exercised in full so that the Sponsor will own 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)         Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable

Annex A-8

Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3         The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4         The Directors may accept the surrender for no consideration of any fully paid Share.

9            Treasury Shares

9.1         The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2         The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10          Variation of Rights of Shares

10.1       Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes or series of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2       For the purposes of a separate class meeting, the Directors may treat two or more or all the classes or series of Shares as forming one class or series of Shares if the Directors consider that such class or series of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes or series of Shares.

10.3       The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights. The registration of the Company by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and the de-registration in the Cayman Islands shall constitute a variation of rights of attaching to any Shares.

11          Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12          Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

Annex A-9

13          Lien on Shares

13.1       The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2       The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3       To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4       The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14          Call on Shares

14.1       Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least 14 clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2       A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3       The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4       If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5       An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6       The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7       The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

Annex A-10

14.8       No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15          Forfeiture of Shares

15.1       If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2       If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3       A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4       A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by that person to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies due and payable by them in respect of those Shares.

15.5       A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6       The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16          Transmission of Shares

16.1       If a Member dies, the survivor or survivors (where they were a joint holder), or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to the deceased Member’s Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which the Member was a joint or sole holder.

16.2       Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

Annex A-11

16.3       A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by them registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17          Amendments of Memorandum and Articles of Association and Alteration of Capital

17.1       The Company may by Ordinary Resolution:

(a)         increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)         consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)         convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)         by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)         cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

17.2       All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

17.3       Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(a)         change its name;

(b)         alter or add to the Articles;

(c)         alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)         reduce its share capital or any capital redemption reserve fund.

18          Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

Annex A-12

19          General Meetings

19.1       All general meetings other than annual general meetings shall be called extraordinary general meetings.

19.2       To the extent required by the Designated Stock Exchange, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the Directors and the Company may, but shall not (unless required by the Statute or the rules and regulations of the Designated Stock Exchange) be obliged to, in each year hold any other general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

19.3       The Directors, the chief executive officer or the chairperson of the board of Directors may call general meetings, and, for the avoidance of doubt, the Members shall not have the ability to call general meetings.

19.4       Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

20          Notice of General Meetings

20.1       At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)         in the case of an annual general meeting, by all of the Members entitled to attend and vote at the meeting; and

(b)         in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

20.2       The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

21          Proceedings at General Meetings

21.1       No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

21.2       A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

21.3       A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

Annex A-13

21.4       If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

21.5       The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if the person shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

21.6       If no Director is willing to act as chairperson or if no Director is present within 15 minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairperson of the meeting.

21.7       The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

21.8       When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

21.9       If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

21.10     When a general meeting is postponed for 30 days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

21.11     A resolution put to the vote of the meeting shall be decided on a poll.

21.12     A poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

21.13     A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

21.14     In the case of an equality of votes the chairperson shall be entitled to a second or casting vote.

22          Votes of Members

22.1       Subject to any rights or restrictions attached to any Shares, every Member present in any such manner shall have one vote for every Share of which they are the holder.

22.2       In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

Annex A-14

22.3       A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

22.4       No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.

22.5       No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson whose decision shall be final and conclusive.

22.6       Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

22.7       A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

23          Proxies

23.1       The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

23.2       The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

23.3       The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.

23.4       The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

23.5       Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

Annex A-15

24          Corporate Members

24.1       Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

24.2       If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class or series of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

25          Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

26          Directors

26.1       There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27          Powers of Directors

27.1       Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

27.2       All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

27.3       The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

27.4       The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

28          Appointment and Removal of Directors

28.1       The Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

28.2       The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

Annex A-16

29          Vacation of Office of Director

The office of a Director shall be vacated if:

(a)         the Director gives notice in writing to the Company that they resign the office of Director; or

(b)         the Director is absent (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or

(c)         the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)         the Director is found to be or becomes of unsound mind; or

(e)         all of the other Directors (being not less than two in number) determine that the Director should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

30          Proceedings of Directors

30.1       The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

30.2       Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote.

30.3       A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.

30.4       A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

30.5       A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

30.6       The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

30.7       The Directors may elect a chairperson of their board and determine the period for which they are to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairperson of the meeting.

Annex A-17

30.8       All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

30.9       A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by that Director. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

31          Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

32          Directors’ Interests

32.1       A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

32.2       A Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director.

32.3       A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

32.4       No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

32.5       A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

33          Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class or series of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

Annex A-18

34          Delegation of Directors’ Powers

34.1       The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

34.2       The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

34.3       The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class or series of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

34.4       The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

34.5       The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

34.6       The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate their office at any time if they give notice in writing to the Company that they resign their office.

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35          No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

36          Remuneration of Directors

36.1       The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class or series of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

36.2       The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director’s ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

37          Seal

37.1       The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

37.2       The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

37.3       A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

38          Dividends, Distributions and Reserve

38.1       Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

38.2       Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

38.3       The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by the Member to the Company on account of calls or otherwise.

38.4       The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may

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determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

38.5       Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

38.6       The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

38.7       Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

38.8       No Dividend or other distribution shall bear interest against the Company.

38.9       Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

38.10     Prior to the Deadline Date, the Directors may not resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor.

38.11     Other than with respect to payments or distributions from the Trust Account, no Dividends or other distributions shall be payable on the Ordinary Shares.

39          Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

40          Books of Account

40.1       The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales

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and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

40.2       The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

40.3       The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

41          Audit

41.1       The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

41.2       Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

41.3       If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

41.4       The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

41.5       If the office of Auditor becomes vacant by resignation or death of the Auditor, or by their becoming incapable of acting by reason of illness or other disability at a time when their services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

41.6       Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

41.7       Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

41.8       Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

41.9       The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

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41.10     At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

42          Notices

42.1       Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, telex, fax or email to such Member or to such Member’s address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

42.2       Where a notice is sent by:

(a)         courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)         post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)         telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)         email or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the email to the email address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the email to be acknowledged by the recipient; and

(e)         placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

42.3       A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

42.4       Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

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43          Winding Up

43.1       If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)         if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)         if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

43.2       If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

44          Indemnity and Insurance

44.1       Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

44.2       The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

44.3       The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

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45          Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

46          Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

47          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

48          Business Combination

48.1       Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

48.2       Prior to the consummation of a Business Combination, the Company shall either:

(a)         submit such Business Combination to its Members for approval; or

(b)         provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 either immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination, or otherwise the Company is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

48.3       If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

48.4       At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company (or its successor) (i) has net tangible assets of at least US$5,000,001, either immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.

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48.5       Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Business Combination Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 20% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 either immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination, or otherwise the Company is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Redemption Limitation”).

48.6       A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). The Directors (in their sole discretion) shall determine the timing of such Business Combination Redemption of Public Shares in order to facilitate the consummation and/or closing of a Business Combination.

48.7       The Company has until 15 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 15 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to 21 times, each by an additional one month (for a total of up to 36 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement. In the event that:

(a)         the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or up to 36 months if such date is extended as described in the Articles) (the “Deadline Date”), or such later time as the Members may approve by Special Resolution in accordance with the Articles; or

(b)         if the Directors, acting in good faith, determine by resolution, and provide notice in writing to the Members, that the Company is unable to consummate a Business Combination by the Deadline Date, the Company shall:

(i)          cease all operations except for the purpose of winding up;

(ii)         as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

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(iii)        as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

48.8       In the event that any amendment is made to the Articles (an “Amendment”):

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by the Deadline Date, or such later time as the Members may approve by Special Resolution in accordance with the Articles; or

(b)         with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to in connection with any vote on an Amendment, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Amendment Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 20% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Amendment, the Redemption Price, but only in the event that the applicable proposed Amendment is approved. The Directors (in their sole discretion) shall determine the timing of any such Amendment Redemption. The Company’s ability to provide the Amendment Redemption is subject to the Redemption Limitation.

48.9       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of a Business Combination Redemption, an Amendment Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

48.10     Except where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)         receive funds from the Trust Account; or

(b)         vote as a class with Public Shares on a Business Combination.

48.11     The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)         any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)         any Director or Officer and any Affiliate of such Director or Officer.

48.12     A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

48.13     As long as the securities of the Company are listed on The NASDAQ Capital Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable

Annex A-27

on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

48.14     The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

49          Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file or execute and provide United States Internal Revenue Service tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any United States state or federal governmental authorities or foreign governmental authorities, or provide to withholding agents in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

50          Business Opportunities

50.1       To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2       Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex A-28

51          Exclusive Jurisdiction and Forum

51.1       Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:

(a)         any derivative action or proceeding brought on behalf of the Company;

(b)         any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

(c)         any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or

(d)         any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).

51.2       Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

51.3       Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

51.4       This Article 51 shall not apply to any action or suits brought to enforce any liability or duty created by the United States Securities Act of 1933, as amended, the Exchange Act, any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim, or, subject to applicable law, any action, proceeding or claim against the Company arising out of or relating in any way to the rights agreement between the Company’s rights agent and the Company, including under the United States Securities Act of 1933, as amended, that are brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York.

Annex A-29

ANNEX B

PROPOSED AMENDMENT NO. 2
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [•], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Rising Dragon Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 10, 2024 (the “Trust Agreement”);

WHEREAS, the Company and the Trustee entered into the Amendment No. 1 dated as of December 12, 2025, to the Trust Agreement;

WHEREAS, Section l(i) of the Trust Agreement, as amended, sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on May 28, 2026 (the “Extension Extraordinary General Meeting”), the Company’s shareholders approved the amendment No. 2 to the Trust Agreement Amendment, to extend the date by which the Company must consummate a business combination from July 15, 2026 up to October 15, 2027 for additional fifteen (15) times, by depositing into the Trust Account, for each one-month Extension, an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Extraordinary General Meeting to approve the Business Combination and the Extension Extraordinary General Meeting; and

NOW THEREFORE, IT IS AGREED:

1. Section l(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account including interest earned on the Trust Account (which interest shall be net of taxes paid or payable and, in the case of Exhibit B, up to $50,000 of interest to pay liquidation and dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 36 months from the closing of the IPO by depositing the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the redemptions in connection with any vote of the Company’s shareholders regarding the Business Combination or amendments to the Company’s Amended and Restated Memorandum and Articles of Association or the Trust Agreement for each one-month extension, but has not completed the Business Combination within the applicable monthly anniversary of the Closing, (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $50,000 of interest to pay liquidation and dissolution expenses), shall be distributed to the Public Shareholders as of the Last Date.”

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

Annex B-1

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:
RISING DRAGON ACQUISITION CORP.
By:
Name:
Title:

Annex B-3

ANNEX C

FORM OF PROXY CARD

RISING DRAGON ACQUISITION CORP.
No. 604, Yixing Road, Wanbolin District
Taiyuan City, Shanxi Province, P.R. China

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
RISING DRAGON ACQUISITION CORP.

The undersigned hereby appoints Lulu Xing and Wenyi Shen as proxies (the “Proxies”), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of Rising Dragon Acquisition Corp. (“Rising Dragon”), held of record by the undersigned on May 1, 2026, at the Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting of Shareholders”) to be held on May 28, 2026, or any postponement or adjournment thereof. The Extraordinary General Meeting of Shareholders will be held at 10:00 a.m. Eastern Time, on May 28, 2026, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, and virtually via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: [*]

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay): [*]

To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary General Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

Annex C-1

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 3 BELOW. RISING DRAGON’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)    Proposal No. 1 — Charter Amendment Proposal — To approve, as a special resolution, the amendment and restatement to Rising Dragon’s Amended and Restated Memorandum and Articles of Association, to extend the date by which the Company must consummate a business combination up to additional fifteen (15) times from July 15, 2026 to October 15, 2027 (i.e. the end of 36 months from the consummation of its initial public offering, each by an additional one (1) month, by adopting the Second Amended and Restated Memorandum and Articles of Association in their entirety in place of the Company’s Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex A hereto.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)    Proposal No. 2 — Trust Agreement Amendment Proposal — To approve the amendment to Rising Dragon’s investment management trust agreement, dated as of October 10, 2024 and as amended on December 12, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as set forth in Annex B hereto, to extend the Combination Period up to fifteen (15) times from July 15, 2026 to October 15, 2027 by depositing into the Trust Account an amount equal to the lesser of (i) $100,000 per month for all remaining public shares or (ii) $0.033 for each remaining public share after giving effect to the shares that are redeemed in connection with the Business Combination EGM and this Extraordinary General Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)    Proposal No. 3 — The Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, from time to time, as the Chairman of the Extraordinary General Meeting may deem necessary or appropriate.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below.

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date
Address

Signature of Shareholder	Date
Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving lull title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

Annex C-2